UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

Comcast Corporation

(Exact Name of Registrant

as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 1, 2007, Comcast Corporation (“Comcast”) issued a press release announcing that its Board of Directors has approved a three-for-two stock split in the form of a 50% stock dividend payable on February 21, 2007 to shareholders of record on February 14, 2007.

In accordance with the terms of Comcast’s rights plan, from and after the payment of the stock dividend, each share of Comcast common stock will represent two-thirds of a preferred stock purchase right.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated February 1, 2007, issued by Comcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 1, 2007	By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated February 1, 2007, issued by Comcast.